UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2015

STAPLES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2015, the stockholders of Staples, Inc. (the “Company”) approved an Amendment to the 2012 Employee Stock Purchase Plan (the "2012 ESPP").

The Amendment to the 2012 ESPP authorizes a 12,000,000 increase in the number of shares of common stock available for issuance from 15,000,000 to 27,000,000 shares.

The material terms of the 2012 ESPP are summarized on pages 29-33 of the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the "SEC") on April 13, 2015 (the “Proxy Statement”), which description is incorporated by reference.

The description of the 2012 ESPP, as amended, is qualified in its entirety by reference to the actual terms of the 2012 ESPP, which is attached to this report as Exhibit 10.1.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 1, 2015. Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders. More information about the proposals set forth below can be found in the Proxy Statement.

1.	Election of Directors:

Director	For	Withhold	Broker Non Vote
Basil L. Anderson	518,150,625	8,573,823	46,906,950

Drew G. Faust	520,944,562	5,779,886	46,906,950

Paul-Henri Ferrand	522,215,326	4,509,122	46,906,950

Kunal S. Kamlani	505,435,454	21,288,994	46,906,950

Carol Meyrowitz	512,632,398	14,092,050	46,906,950

Rowland T. Moriarty	508,073,760	18,650,688	46,906,950

Ronald L. Sargent	506,811,106	19,913,342	46,906,950

Robert E. Sulentic	521,784,703	4,939,745	46,906,950

Raul Vazquez	512,681,684	14,042,764	46,906,950

Vijay Vishwanath	519,141,209	7,583,239	46,906,950

Paul F. Walsh	494,833,931	31,890,517	46,906,950

2. Approval of the Staples, Inc. Amendment to the 2012 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non Vote
523,053,668	2,835,364	835,416	46,906,950

3.    Approval, on an advisory basis, of named executive officer compensation.

For	Against	Abstain	Broker Non Vote
304,767,273	219,760,107	2,197,068	46,906,950

4.     Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Staples' independent registered public accounting firm for the current fiscal year.

For	Against	Abstain	Broker Non Vote
568,519,109	4,506,358	605,931	n/a

5.           Non-binding stockholder proposal requiring Company to have Senior Executive Severance Agreements.

For	Against	Abstain	Broker Non Vote
362,724,305	161,229,905	2,770,238	46,906,950

6.    Non-binding stockholder proposal requiring Company to have an Independent Board Chairman.

For	Against	Abstain	Broker Non Vote
48,298,881	474,309,129	4,116,438	46,906,950

Item 9.01  Financial Statements and Exhibits.

The exhibits listed on the Exhibit Index immediately preceding such exhibits are filed as part of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 1, 2015	Staples, Inc.

		By:	/s/ Michael T. Williams
Michael T. Williams
Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Amendment to 2012 Employee Stock Purchase Plan